UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                      _________________________________

                                   FORM 8-K

                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):   March 14, 2005


                     HEADLINERS ENTERTAINMENT GROUP, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


      Delaware                     0-33145                   84-1195628
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(State of Incorporation)       (Commission File           (IRS Employer
                                Number)                   Identification No.)

                  501 Bloomfield Avenue, Montclair, NJ 07042
                  ------------------------------------------
                   (Address of principal executive offices)

                                (973) 233-1233
                        -----------------------------
                        Registrant's Telephone Number

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425).
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.02  Termination of a Material Definitive Agreement

     On March 14, 2005 Headliners and Cornell Capital Partners, LP jointly terminated the Equity Line of Credit Agreement between them dated October 8, 2003.

     On March 14, 2005 Headliners and Cornell Capital Partners, LP also jointly terminated the Standby Equity Distribution Agreement between them dated June 2, 2004.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	                      HEADLINERS ENTERTAINMENT GROUP, INC.


Dated: March 15, 2005	      By:/s/ Eduardo Rodriguez
                              --------------------------------
                              Eduardo Rodriguez
                              Chief Executive Officer